                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    =======================================

                                    FORM 8-K

                    =======================================


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 18, 2001


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


           MARYLAND                       1-13589                36-4173047
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
       incorporation)                      Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (312) 917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about May 18, 2001, after the filing of this Form 8-K, Prime Group Realty Trust (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its affiliates as of March 31, 2001, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2001                           PRIME GROUP REALTY TRUST

                                                   By:  /s/ Louis G. Conforti
                                                      -------------------------
                                                        Louis G. Conforti
                                                        Co-President and
                                                        Chief Financial Officer

                              [LOGO PRIME GROUP]

                              FIRST QUARTER 2001

                  For the three months ended March 31, 2001

               Supplemental Financial and Operating Statistics


[PHOTO APPEARS HERE]         [PHOTO APPEARS HERE]           [PHOTO APPEARS HERE]

77 West Wacker Drive          Continental Towers                  IBM Plaza
 Chicago, Illinois              1501 Golf Road                Chicago, Illinois
                           Rolling Meadows, Illinois


This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange
                                  Commission.

                      [LOGO FOR PRIME GROUP REALTY TRUST]


                               Table of Contents

Company Overview                                                            Page
  Corporate Profile                                                           2
  Board of Trustees/Executive Officers                                        3
  First Quarter Highlights                                                    4

Quarterly and Year-to-date Financial Results
  Consolidated Statements of Income                                           5
  Consolidated Balance Sheets                                                 7
  Calculation of Funds from Operations and Funds Available for Distribution   8

Quarterly and Year-to-date Operating Information
  Leasing Activity Analysis                                                   9
  Office Lease Expiration Schedule                                           10
  Industrial Lease Expiration Schedule                                       11
  Same Store Analysis                                                        12
  Development Projects                                                       13

Market Capitalization Information
  Indebtedness Activity                                                      14
  Capital Events                                                             15
  Market Capitalization                                                      16
  Indebtedness Schedule                                                      17
  Indebtedness Allocation                                                    18
  Interest Rate Hedge Agreements                                             19
  Indebtedness Maturities Summary                                            20

Portfolio Information
  Total Office and Industrial Properties and Square Feet Owned and Under
    Contract                                                                 21
  Property Summary                                                           22
  Largest Office Tenants by Annualized Base Rent                             24
  Largest Office Tenants by Percentage of Square Footage in Portfolio        25
  Largest Industrial Tenants by Annualized Base Rent                         26
  Largest Industrial Tenants by Percentage of Square Footage in Portfolio    27

Investor Information                                                         28

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                               Corporate Profile

     Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in the Chicago metropolitan area. The Company's portfolio consists of 26 office properties containing an aggregate of 9,159,280 million net rentable square feet and 29 industrial properties containing an aggregate of 3,756,875 million net rentable square feet. The portfolio also includes approximately 234.2 acres of developable land and rights to acquire more than 135.0 additional acres of developable land, which management believes could be developed with approximately 7.2 million rentable square feet of office and industrial space. In addition, the Company has an equity ownership interest in three development joint ventures which are either developing or are in the pre-development stage to construct up to 2.7 million rentable square feet of office space in downtown Chicago and 0.2 million square feet of rentable office space in suburban Chicago.

     Prime Group Realty Trust is one of the largest owners of office and industrial properties in the Chicago metropolitan area. Our management team has extensive experience in all aspects of the real estate industry, including construction and development. Our attention is firmly focused on the vibrant Chicago market and our strengths as local real estate specialists allow us to identify opportunities to create added value by developing, redeveloping or acquiring a property and intensively managing it.

     In terms of net rentable square feet, approximately 87.0% of our office properties and all of our industrial properties are located in the Chicago metropolitan area in prime business locations within established business communities. The properties located in metropolitan Chicago account for approximately 91.8% of our total rental and tenant reimbursement revenue for the three months ended March 31, 2001. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; and Knoxville, Tennessee.

     Prime Group Realty Trust is taking a multi-faceted approach to maximizing shareholder value by pursuing strategic business alternatives, completing our development initiatives, and delivering strong property level performance through improved occupancy and increased rental rates.

     We intend to access multiple sources of capital to fund future acquisition and development activities. These capital sources include undistributed cash flow as well as borrowing under credit facilities, proceeds from the issuance of long-term, tax-exempt bonds, joint venture arrangements, property sales, the issuance and sale of debt or equity securities and other bank and/or institutional borrowings. There can be no assurance that any such financing will be obtained.

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                               Board of Trustees
                               -----------------

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust
The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

                              Executive Officers
                              ------------------

Michael W. Reschke
Chairman of the Board, Trustee
Richard S. Curto
Chief Executive Officer, Trustee
Richard S. Abraham
Co-President, Chief Executive Officer, Prime Realty Services
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                         First Quarter 2001 Highlights

Excluding strategic alternative costs, diluted FFO per share for the first quarter was $0.43, a decrease from $0.57 per diluted share reported for the first quarter of 2000.

The Company realized "same-store" growth in property level NOI of 8.2% for the
10.4 million square feet of office and industrial properties that were owned during both first quarters of 2000 and 2001. Same-store NOI growth was 8.4% for the office portfolio and 7.1% for the industrial portfolio.

During the quarter, the Company signed 27 new leases totaling 286,535 square feet and renewed 19 leases totaling 46,499 square feet. Lease renewals averaged a 12.0% increase over prior net rents.

During the quarter, the Company sold one industrial property totaling 120,000 square feet and a 1.8 acre land parcel at net gain of $834,000. The Company used a portion of the $5.8 million in net proceeds to repay $2.9 million of debt, deposited $2.5 million into a Starker Exchange Trust for future acquisitions (tax-free exchanges) and the balance was used for general corporate purposes.

On February 23, 2001, the Company finalized a 206,146 square foot lease with Citadel Investment Group, L.L.C. at its Dearborn Center development. The global financial services institution will occupy the top six floors of the office tower, which is currently 63.1% preleased.

On January 15, 2001, the Company closed on $290.0 million of project financing for Dearborn Center consisting of a $225.0 million construction loan and a $65.0 million preferred equity investment in the project.

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)
March 31, 2001

                                                           Three Months ended
                                                                March 31
                                                             2001        2000
                                                           --------------------
Revenue
Rental                                                     $ 33,477    $ 33,854
Tenant reimbursements                                        17,796      16,472
Other property revenues                                       2,188       2,043
Mortgage note interest                                            -       2,011
Services Company revenues                                     2,742           -
Interest income and other                                     1,364         974
                                                           --------------------
Total revenue                                                57,567      55,354

Expenses
Property operations                                          14,534      12,810
Real estate taxes                                            10,531      10,389
Depreciation and amortization                                 9,998       9,232
Interest                                                     13,317      12,986
General and administrative                                    2,401       2,185
Services Company operating expenses                           2,799           -
Provision for asset impairment                                1,500           -
Strategic alternative costs                                     490           -
                                                           --------------------
Total expenses                                               55,570      47,602
                                                           --------------------

Income before gain on sales of real estate, minority
 interests, and extraordinary items and cumulative effect
 of change in accounting principles                           1,997       7,752
Gain on sales of real estate, net                               834       1,196
                                                           --------------------
Income before minority interests, extraordinary items and
 cumulative effect of change in accounting principles         2,831       8,948
Minority interests                                              108      (2,402)
                                                           --------------------
Income before extraordinary items and cumulative effect
 of change in accounting principles                           2,939       6,546
Extraordinary items: loss on extinguishment of debt, net
 of minority interests in the amount of $40 in 2001             (59)          -
                                                           --------------------
Income before cumulative effect of change in accounting
 principles                                                   2,880       6,546
Cumulative effect of change in accounting principles, net
 of minority interests of $218 in 2001 and $1,140 in 2000      (321)     (1,843)
                                                           --------------------
Net income                                                    2,559       4,703
Net income allocated to preferred shareholders               (3,036)     (3,037)
                                                           --------------------
Net (loss) income allocated to common shareholders          $  (477)    $ 1,666
                                                           ====================

Net (loss) income available per weighted-average common
 share of beneficial interest - basic and diluted           $ (0.03)    $  0.11
                                                           ====================

(000's omitted, except per share data)
(Unaudited)
March 31, 2001

                                                           Three Months ended
                                                                March 31
                                                             2001        2000
                                                           --------------------
Net (loss) income allocated to common shareholders         $   (477)   $  1,666
Adjustments to reconcile to Funds from Operations:
  Real estate depreciation and amortization                   8,957       8,206
  Amortization of costs for leases assumed                      196         162
  Joint venture adjustments                                     835         863
  Adjustment for provision for asset impairment               1,500           -
  Adjustment for sale of operating property                    (423)        130
  Extraordinary loss on extinguishment of debt                   59           -
  Minority interests                                           (108)      2,402
  Cumulative effect of change in accounting principles          321       1,843
                                                           --------------------
Funds from Operations, including straight-line rental
 revenue                                                   $ 10,860    $ 15,272
  Straight line rental revenue                               (2,520)     (2,254)
  Straight line rental revenue from joint venture              (161)       (158)
                                                           --------------------
Funds from Operations, excluding straight-line rental
 revenue                                                   $  8,179    $ 12,860
                                                           ====================
Funds from Operations per common share of beneficial
 interest, including straight-line rental revenue:
  Basic                                                     $  0.41    $   0.59
                                                           ====================
  Diluted (1)                                               $  0.41    $   0.57
                                                           ====================
Funds from Operations per common share of beneficial
 interest, excluding straight-line rent revenue:
  Basic                                                     $  0.31    $   0.49
                                                           ====================
  Diluted (2)                                               $  0.31    $   0.49
                                                           ====================
Weighted average shares of beneficial interest:
  Basic                                                      26,401      26,064
                                                           ====================
  Diluted (3)                                                28,461      28,138
                                                           ====================

(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $786 in 2001 and $787 in 2000.

(2) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $787 in 2000. The 2.0 million Series A Cumulative Convertible Preferred Shares are antidilutive in 2001.

(3) The weighted average shares of beneficial interest in 2001 used in the computation of FFO excluding straight-line rent revenue excludes the 2.0 million Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.

Consolidated Balance Sheets
(000's omitted, except per share data)
(Unaudited)

                                                                                          March 31,   December 31,
                                                                                            2001          2000
                                                                                         -------------------------
Assets
Real estate, at cost:
   Land                                                                                  $  191,679    $  192,156
   Building and improvements                                                                915,328       916,009
   Tenant improvements                                                                       70,801        62,810
   Furniture, fixtures, and equipment                                                        10,120         9,231
                                                                                         ------------------------
                                                                                          1,187,928     1,180,206
   Accumulated depreciation                                                                 (70,999)      (61,855)
                                                                                         ------------------------
                                                                                          1,116,929     1,118,351
   Property under development                                                               140,295       112,002
   Property held for sale                                                                    18,398        22,737
                                                                                         ------------------------
                                                                                          1,275,622     1,253,090
Investments in unconsolidated entities                                                       36,291        31,907
Cash and cash equivalents                                                                    22,552        22,694
Receivables, tenant net allowance of $2,999 and $2,837 at March 31, 2001 and December 31, 2000, respectively:
  Tenant                                                                                      5,480         6,153
  Deferred rent                                                                              19,388        16,888
  Other                                                                                       4,382        13,267
Restricted cash escrows                                                                      66,571        63,733
Deferred costs, net                                                                          28,146        28,403
Other                                                                                         6,186         2,958
                                                                                         ------------------------
Total assets                                                                             $1,464,618    $1,439,093
                                                                                         ========================
Liabilities and Shareholders' Equity
Mortgage notes payable                                                                   $  761,149    $  728,983
Bonds payable                                                                                57,150        57,150
Construction financing                                                                       28,876        13,038
Accrued interest payable                                                                      4,972         4,353
Accrued real estate taxes                                                                    32,077        39,319
Accounts payable and accrued expenses                                                        34,921        38,272
Construction costs payable, including retention of $3,530 and $2,812 at
  March 31, 2001 and December 31, 2000, respectively                                         19,668        19,168
Liabilities for leases assumed                                                                1,878         2,228
Dividends payable                                                                             8,269         8,254
Deferred hedge liability                                                                      4,478             -
Other                                                                                        12,837        13,359
                                                                                         ------------------------
Total liabilities                                                                           966,275       924,124
Commitments and contingencies                                                                     -             -
Minority interests:
  Operating Partnership                                                                     147,213       151,206
  Other                                                                                       2,000         2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares
  designated, issued and outstanding at March 31, 2001 and December 31, 2000                 39,886        39,850
Shareholders' equity:
  Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
    Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares designated,
      issued and outstanding at March 31, 2001 and December 31, 2000, respectively               40            40
  Common Shares, $0.01 par value; 100,000,000 shares authorized;
    15,670,073 shares issued and outstanding at March 31, 2001
    and 15,599,518 at December 31, 2000, respectively                                           157           156
  Additional paid-in capital                                                                328,883       328,687
  Accumulated other comprehensive loss                                                       (7,120)            -
  Distributions in excess of earnings                                                       (12,716)       (6,970)
                                                                                         ------------------------
Total shareholders' equity                                                                  309,244       321,913
                                                                                         ------------------------
Total liabilities and shareholders' equity                                               $1,464,618    $1,439,093
                                                                                         ========================

Funds from Operations
Using New NAREIT Definition
(Unaudited)

                                                             Three Months
                                                         Ended         Ended
                                                        March 31      March 31
                                                          2001          2000
                                                      --------------------------
Net Income (Loss) Allocated to Common Shareholders    $  (477,000)   $ 1,666,000

FFO Adjustments
---------------
Real Estate Depreciation and Amortization               8,957,000      8,206,000
Amortization of Costs for Leases Assumed                  196,000        162,000
Joint Venture Adjustments                                 835,000        863,000
Adjustment for Provision for Asset Impairment           1,500,000              -
Adjustment for Gain on Sale of Operating Properties      (423,000)       130,000
Minority Interests                                       (108,000)     2,402,000
Extraordinary Loss                                         59,000              -
Cumulative Effect of Change in Revenue Recognition        321,000      1,843,000
                                                      --------------------------

Basic Funds from Operations                            10,860,000     15,272,000
Convertible Preferred Share Distributions                 786,000        787,000
                                                      --------------------------

Diluted Funds from Operations                         $11,646,000    $16,059,000
                                                      ==========================
Weighted Average Shares
-----------------------
Common Shares Outstanding                              15,714,901     15,290,005
Operating Partnership Units Outstanding                10,686,309     10,773,821
                                                      --------------------------
Weighted Average Shares--Basic                         26,401,210     26,063,826

Convertible Preferred Shares Outstanding                2,000,000      2,000,000
Effect of Diluted Securities--Employee Stock Options       59,930         74,516
                                                      --------------------------
Weighted Average Shares--Diluted                       28,461,140     28,138,342
                                                      ==========================

Basic Funds from Operations per Share                 $      0.41     $     0.59
Diluted Funds from Operations per Share               $      0.41     $     0.57

Leasing Activity Analysis
March 31, 2001

1st QTR                 01/01/01       03/31/01     01/01/01      01/01/01     03/31/01      03/31/01   Number of       SF of
NEW LEASING         Net Rentable   Net Rentable    Leased SF   Occupied SF    Leased SF   Occupied SF   Move Outs   Move Outs
                    ---------------------------------------------------------------------------------------------------------
Downtown Office       5,536,134      5,530,074     5,369,539     5,318,715    5,370,863     5,318,490       10        44,440
Suburban Office*      3,237,524      3,228,057     3,153,873     3,135,234    3,104,523     3,070,011       13        78,007
                    ---------------------------------------------------------------------------------------------------------
Total Office          8,773,658      8,758,131     8,523,412     8,453,949    8,475,386     8,388,501       23       122,447

Industrial**          3,756,874      3,757,413     3,473,768     3,473,768    3,436,352     3,436,352        1        36,184
                    ---------------------------------------------------------------------------------------------------------
Total Portfolio      12,530,532     12,515,544    11,997,180   111,927,717   11,911,738    11,824,853       24       158,631
                    =========================================================================================================
                    ---------------------------------------------------------------------------------------------------------
Total Development     1,525,535      1,525,535       755,706             0      961,852             0        0             0
                    =========================================================================================================
(Dearborn Center)

1st QTR              Number of     SF of          01/01/01       01/01/01    03/31/01       03/31/01
NEW LEASING         New Leases     New Leasing    Leased %     Occupied %    Leased %     Occupied %
                    --------------------------------------------------------------------------------
Downtown Office         12            39,014        97.0%         96.1%        97.1%        96.2%
Suburban Office*        14            41,375        97.4%         96.8%        96.2%        95.1%
                    --------------------------------------------------------------------------------
Total Office            26            80,389        97.1%         96.4%        96.8%        95.8%

Industrial**             0                 0        92.5%         92.5%        91.5%        91.5%
                    --------------------------------------------------------------------------------
Total Portfolio         26            80,389        95.7%         95.2%        95.2%        94.5%
                    ================================================================================
                    --------------------------------------------------------------------------------
Total Development        1           206,146        49.5%          0.0%        63.1%         0.0%
                    ================================================================================
(Dearborn Center)

1st QTR             Number of     SF up for     SF of Leases       Renewal                       Renewal Net     % Increase
RENEWAL LEASING      Renewals      Renewal        Renewed        Percentage     Old Net Rent      Rent Avg.        in Rent
                    -------------------------------------------------------------------------------------------------------
Downtown Office        14           66,525         39,015           58.6%          $13.50           $15.22          12.73%
Suburban Office         5           15,250          7,484           49.1%          $13.20           $14.29           8.30%
                    -------------------------------------------------------------------------------------------------------
Total Office           19           81,775         46,499           56.9%          $13.45           $15.07          12.03%

Industrial              0                0              0            0.0%          $ 0.00           $ 0.00           0.00%
                    -------------------------------------------------------------------------------------------------------
Total Portfolio        19           81,775         46,499           56.9%          $13.45           $15.07          12.03%
                    =======================================================================================================

* 01/01/01 balances have been adjusted to reflect sale of 4100 Madison Ave. and 2675 Mayfair Ave.
**01/01/01 balances have been adjusted to reflect sale of 6700 Touhy Ave.
  and 43-47 Hintz Road

Office Lease Expiration Schedule
March 31, 2001

                       Office Lease Expiration Schedule

                                                                 Average Annual
                              Annual Base*                        Rent per Net      Net Rentable     Percentage of
                 Number of     Rent Under                          Rentable SF      Area Subject    Total Leased SF
Year of Lease    Expiring       Expiring       Percentage of     Represented by     to Expiring     Represented by
 Expiration       Leases         Leases       Expiring Leases    Expiring Leases    Leases (SF)     Expiring Leases
-------------------------------------------------------------------------------------------------------------------
    2001            148       $ 15,146,470           9.1%             $16.05           943,890            10.3%
    2002            142         11,741,037           7.0%             $18.02           651,501             7.1%
    2003            158         13,422,154           8.0%             $16.70           803,786             8.8%
    2004            129         13,501,917           8.1%             $17.15           787,168             8.6%
    2005            119         12,764,729           7.6%             $14.77           864,245             9.4%
    2006             64         19,043,371          11.4%             $13.70         1,389,539            15.2%
    2007             33         32,404,915          19.4%             $26.25         1,234,524            13.5%
    2008             33         12,054,198           7.2%             $17.89           673,701             7.4%
    2009             19          4,895,242           2.9%             $19.56           250,274             2.7%
    2010+            51         32,209,520          19.3%             $20.59         1,564,616            17.1%
    ----            ---       ------------         ------             ------         ---------           ------
Total/Average       896       $167,183,553         100.0%             $18.25         9,163,244           100.0%
                    ===       ============         =====              ------         =========           =====

*Does not include month-to-month leases


                       Percentage of Lease Expiration**

                           [BAR CHART APPEARS HERE]

2001     9.1%
2002     7.0%
2003     8.0%
2004     8.1%
2005     7.6%
2006    11.4%
2007    19.4%
2008     7.2%
2009     2.9%
2010    19.3%

**Based upon annual base rent which does not include property taxes and operating expenses

Industrial Lease Expiration Schedule
March 31, 2001

                     Industrial Lease Expiration Schedule
                     ------------------------------------

                                                                 Average Annual
                              Annual Base*                        Rent per Net      Net Rentable     Percentage of
                 Number of     Rent Under                          Rentable SF      Area Subject    Total Leased SF
Year of Lease    Expiring       Expiring       Percentage of     Represented by     to Expiring     Represented by
 Expiration       Leases         Leases       Expiring Leases    Expiring Leases    Leases (SF)     Expiring Leases
-------------------------------------------------------------------------------------------------------------------
    2001             8            527,451           3.9%              $4.20           125,459             3.6%
    2002             4            665,706           4.9%              $5.33           124,800             3.6%
    2003             4            380,091           2.8%              $4.99            76,203             2.2%
    2004            12          1,992,264          14.8%              $4.00           498,345            14.3%
    2005             8          1,461,102          10.8%              $3.72           393,098            11.3%
    2006            14          2,876,534          21.3%              $4.22           682,099            19.5%
    2007             5          1,008,201           7.5%              $4.25           237,417             6.8%
    2008             0                  -           0.0%              $0.00                 -             0.0%
    2009             1            317,033           2.4%              $4.10            77,325             2.2%
    2010+           10          4,269,597          31.6%              $3.35         1,275,626            36.5%
    -----           --        -----------         ------              -----         ---------           ------
Total/Average       66        $13,497,979         100.0%              $3.87         3,490,372           100.0%
                    ==        ===========         ======              =====         =========           ======

*Does not include month-to-month leases


                       Percentage of Lease Expiration**

                           [BAR CHART APPEARS HERE]

2001     3.9%
2002     4.9%
2003     2.8%
2004    14.8%
2005    10.8%
2006    21.3%
2007     7.5%
2008     0.0%
2009     2.4%
2010+   31.6%

** Based upon annual base rent which does not include property taxes and operating expenses

Same Store Analysis/1/
3/31/2001 vs. 3/31/2000


                                    Building Size   SF Leased    SF Leased     % Leased     % Leased
                                        (SF)        3/31/2001    3/31/2000    3/31/2001    3/31/2000
                                    -------------  ----------    ---------    ---------    ---------
Enterprise Center II                     169,435       28,978       28,978       17.1%        17.1%
Enterprise Center III                    291,550      291,550      291,550      100.0%       100.0%
Enterprise Center IV                      87,483       85,800       85,799       98.1%        98.1%
Enterprise Center EC                      54,070       40,000       40,000       74.0%        74.0%
Enterprise Center V                      196,475      196,475      196,475      100.0%       100.0%
Enterprise Center VI                     250,266      248,255      248,255       99.2%        99.2%
HEC                                       76,821       71,203       69,825       92.7%        90.9%
Enterprise Center VII                    462,670      462,670      223,266      100.0%        48.3%
Enterprise Center VIII                   242,199      242,199       59,677      100.0%        24.6%
Enterprise Center IX                     156,996      156,996      156,996      100.0%       100.0%
Enterprise Center X                      172,945      169,829      169,829       98.2%        98.2%
Arlington I-III                          304,506      304,506      304,500      100.0%       100.0%
342 Carol                                 67,935       67,935       67,935      100.0%       100.0%
343 Carol                                 30,084       30,084       30,084      100.0%       100.0%
370 Carol                                 60,290       60,290       60,290      100.0%       100.0%
388 Carol                                 40,920       40,920       40,920      100.0%       100.0%
200 Fullerton                             66,254       66,254       66,254      100.0%       100.0%
350 Randy                                 25,200       15,750       25,200       62.5%       100.0%
550 Kehoe                                 44,575       44,575       44,575      100.0%       100.0%
4160 Madison                              79,532       79,532       79,532      100.0%       100.0%
4211 Madison                              90,344       90,344       90,344      100.0%       100.0%
4300 Madison                             127,129      115,257      127,129       90.7%       100.0%
1051 Kirk Road                           120,004      120,004      120,004      100.0%       100.0%
1401 S. Jefferson                         17,265       17,265       17,265      100.0%       100.0%
11039 Gage                                21,935       21,935       21,935      100.0%       100.0%
11045 Gage                               136,600      136,600      136,600      100.0%       100.0%
                                      ----------   ----------    ---------      -----        -----
Industrial Property Totals             3,393,483    3,205,206    2,803,217       94.5%        82.6%
                                      ----------   ----------    ---------       ----         ----
Downtown Office
33 W. Monroe                             846,759      846,759      841,381      100.0%        99.4%
208 S. LaSalle                           859,982      835,363      839,627       97.1%        97.6%
IBM                                    1,354,973    1,304,407    1,262,218       96.3%        93.2%
National City Center                     766,965      766,965      754,447      100.0%        98.4%
                                      ----------   ----------    ---------       ----        -----
Downtown Office Total                  3,828,679    3,753,494    3,697,673       98.0%        96.6%
                                      ----------   ----------    ---------       ----        -----
Suburban Office
2000 York                                199,711      197,661      199,794       99.0%        99.9%
2100 Swift                                58,000       58,000       58,000      100.0%       100.0%
6400 Shafer                              166,122      163,526      162,806       98.4%        98.0%
Atrium Building                           65,356       58,154       65,273       89.0%       100.0%
Brush Hill                               109,858      109,858      103,046      100.0%        93.4%
Center Square I                           93,711       78,970       83,598       84.3%        89.2%
Citibank Office                          105,644      103,641      105,602       98.1%       100.0%
Commerce Point                           236,738      225,753      246,191       95.4%       104.0%
Continental Towers                       923,992      885,721      925,284       95.9%       100.1%
Enterprise Drive                         129,574      112,598      129,369       86.9%        99.8%
Enterprise II                             62,580       62,580       62,580      100.0%       100.0%
Jorie Boulevard                          191,666      191,666      141,823      100.0%        74.3%
Narco River                               65,396       55,934       65,969       85.5%       100.9%
Narco Tower                               50,400       50,400       50,400      100.0%       100.0%
Olympian Office Center                   165,685      161,910      154,360       97.7%        92.0%
Pine Meadows (A,B, & C)                  100,616       94,081       94,081       93.5%        93.5%
Pine Meadows D                           102,995      102,995       93,232      100.0%       100.0%
Salt Creek                               100,838       95,782       92,463       95.0%        91.7%
Sun Annex                                 25,294       25,294       25,199      100.0%        99.6%
Two Century Center                       219,842      219,842      158,101      100.0%        72.5%
                                      ----------   ----------    ---------       ----        -----
Suburban Office Total                  3,174,018    3,054,366    3,017,171       96.2%        95.0%
                                      ----------   ----------    ---------       ----        -----
Office Properties Totals               7,002,697    6,807,860    6,714,844       97.2%        95.9%
                                      ----------   ----------    ---------       ----        -----
     TOTALS                           10,396,180   10,013,066    9,518,061       96.3%        91.6%
                                      ==========   ==========    =========       ====        =====


/1/Excludes properties sold or under contract as of May 10, 2001

Development and Recently Completed Development Projects
March 31, 2001

                                                                Net
                                                              Rentable
                                                Estimated      Square
Development Projects:           Location       Project Cost     Feet                         Status
-----------------------------------------------------------------------------------------------------------------------
CBD Office
  Dearborn Center           Chicago, IL        $355,000,000   1,500,000   Leased 617,967 SF to Bank One Corporation
                                                                          Leased 104,049 SF to Holland & Knight
                                                                          Leased 206,146 SF to Citadel Investment Group

Joint Venture Developments
  Monroe/Wacker             Chicago, IL            N/A        1,200,000   Pre-development

  Pine Meadows Building E   Libertyville, IL   $ 13,300,000      91,000   Under construction
    950 Technology Way

Recently Completed Projects (last 12 months):

Industrial
  1455 Sequoia Drive        Aurora, IL         $  9,000,000     257,600   62.0% leased to Amurol Confection Company
                                                                               (division of Wm. Wrigley Jr. Co.)

Indebtedness Activity
Three months ended March 31, 2001
Beginning Debt Balance (1/1/01)

---------------------------------------                ------------
Beginning Indebtedness Balance (1/1/01)                $799,213,473
---------------------------------------                ------------

---------------------------------------
Indebtedness Retirement:
---------------------------------------

                                                                                  Loan
                                         Amount                      Interest     Term       Loan
Property/Indebtedness Type               Retired     Classification    Rate      (yrs.)    Maturity  Institution
------------------------------------------------------------------------------------------------------------------------------------
Dearborn Center/ Land Loan             $ 11,000,000     Retired        8.64%       2.0     1/3/01  LaSalle Bank, N.A.
6700 Touhy Avenue/Senior Mortgage         2,888,853     Retired        9.07%       1.0    3/30/01  LaSalle Bank, N.A.
Enterprise Drive II/Senior Mortgage       5,450,000     Retired        9.57%       1.0     2/1/01  Deutsche Banc Alex.Brown
Pine Meadows Single
 Story/Construction Loan                  8,031,745     Retired        9.02%       1.5     2/1/01  Corus Bank
Pine Meadows Three                       11,231,662     Retired        9.07%       1.0    4/21/01  LaSalle Bank, N.A.
 Story/Construction Loan
Principal Amortization                    1,697,571
                                       ------------
     Total                             $ 40,299,831
                                       ============


---------------------------------------
New Indebtedness:
---------------------------------------

                                                                                  Loan
                                         Amount                      Interest     Term       Loan
Property/Indebtedness Type               Retired     Classification    Rate      (yrs.)    Maturity  Institution
------------------------------------------------------------------------------------------------------------------------------------
NEC Monroe St./Wacker Dr./Joint
 Venture Loan                          $ 16,500,000  Fixed Rate          12.0%       1.0    1/18/02  HT-HQ Office, L.L.C.
1455 Sequoia Drive/Mezzanine Loan        12,000,000  Fixed Rate          16.0%      0.25    6/29/01  Friedman, Billings, & Ramsey
Dearborn Center / Mezzanine Loan         23,761,267  Fixed Rate          12.0%      3.00     1/5/04  Deutsche Banc Alex.Brown,
                                                                                                      Vornado Realty Trust
Dearborn Center / Construction Loan               -  Variable Rate        N/A       3.00     1/5/04  HypoVereinsbank
Enterprise Drive II/Senior Mortgage       6,000,000  Fixed Rate         7.625%      10.0     3/1/11  Deutsche Banc Alex.Brown
Pine Meadows Single Story/Senior
 Mortgage                                10,500,000  Variable Rate       8.12%       1.1     4/1/02  Corus Bank
Pine Meadows Three Story/Senior
 Mortgage                                11,500,000  Fixed Rate         7.625%      10.0    4/11/11  LaSalle Bank, N.A.
180 North LaSalle Street Additional
 Loan Proceeds                           60,000,000  Variable Rate       8.41%       3.5    1/15/04  Greenwich Capital.
                                       ------------
     Total                             $140,261,267
                                       ============

---------------------------------------                ------------
Ending Indebtedness Balance (3/31/01)                  $847,174,909
---------------------------------------                ------------

---------------------------------------
Subsequent Indebtedness Activity:
---------------------------------------

Property                                 Amount      Classification                                  Institution
------------------------------------------------------------------------------------------------------------------------------------
National City Center                   $ 56,961,059  Retired            8.37%        2.0    4/30/01  New York Life Insurance Company
National City Center                     67,000,000  Fixed Rate         7.08%        5.0    4/30/06  Corus Bank
                                       ------------
     TOTAL                             $123,961,059
                                       ============

Capital Events
March 31, 2001


                                               Net
                                            Rentable      Acquisition                                                  Month
                                             Square       Cost / Sales    Mortgage     Annualized   Capitalization   Acquired/
Property                    Location          Feet           Price          Debt          NOI            Rate          Sold
------------------------------------------------------------------------------------------------------------------------------
Acquisitions
Land:
   Aurora                  Aurora, IL     13.59 acres     $1,119,788          --           --               --       March
                           Aurora, IL     17.77 acres     $1,472,378          --           --               --       March
Dispositions
Office:

Industrial:
   6700 Touhy Avenue       Niles, IL          120,000     $5,750,000    $2,901,310     $502,000           8.73%      March
Land:
   Jorie Plaza*            Oak Brook, IL       79,000     $1,550,000          --           --               --       March

*Sale of leasehold interest

Market Capitalization
March 31, 2001

Common Equity
-------------
Common Shares Outstanding                                                15,670,073
Operating Partnership Units                                              10,746,239
---------------------------                                            ------------
Total Shares & Units                                                     26,416,312
PGE Share Price/(1)/                                                          13.96
--------------------                                                   ------------
Common Equity Market Cap                                               $368,771,716
                                                                       ------------

                                                                                                 Cumulative
Preferred Stock                                                                                    Coupon
---------------                                                                                 ------------
Series A Convertible Preferred                                           40,000,000                 7.50%
Series B Cumulative Redeemable Preferred                                100,000,000                 9.00%
                                                                       ------------
Total Preferred                                                         140,000,000
                                                                       ------------
Total Equity Market Capitalization                                     $508,771,716
                                                                       ============

Weighted Average Preferred Coupon                                          8.57%

                                                                                                  Weighted
                                                                                                  Average
                                                                        Principal                 Interest
Indebtedness                                                           Outstanding                  Rate
------------                                                           -----------              ------------
Secured                                                                $847,174,909
                                                                       ------------
Total                                                                  $847,174,909                 8.08%
                                                                       ============

Weighted average interest rate includes the effect of the interest rate swap


Variable/Fixed Rate Allocation
------------------------------
Fixed Rate                                                             $435,466,879                 8.54%
Variable Rate                                                           411,708,030                 7.63%
                                                                       ------------
Total                                                                  $847,174,909
                                                                       ============

Variable Rate Allocation
------------------------
Hedged Variable Rate                                                   $315,900,000
Non-Hedged Variable Rate                                                 38,658,030
Low Floater IDRBs                                                        57,150,000
                                                                       ------------
Total Variable Rate                                                    $411,708,030
                                                                       ============

/(1)/ Price as of 3/31/01

Variable/Fixed Rate Allocation

[PIE CHART APPEARS HERE]

Fixed Rate       52.8%
Variable Rate    47.2%

Variable Rate Allocation

[PIE CHART APPEARS HERE]

Low Floater IDRBs           13.9%
Hedged Variable Rate        76.7%
Non-Hedged Variable Rate     9.4%

Indebtedness Schedule
March 31, 2001


                                                                       Original                  Loan
                                                                         Loan        Interest    Term     Maturity
Lender                             Portfolio or Property                Amount         Rate      (yrs.)     Date
------                             ---------------------               --------      --------    ------   --------
Fixed Rate Debt:
Deutsche Banc Alex. Brown          33 West Monroe Street             $ 12,500,000    11.00%       1.75     9/30/01
New York Life                      National City Center                61,577,115     6.75%        2.0     4/10/01
                                    (1900 East 9th St)
Sugar Grove-Randall Rd.            Prime Aurora Land                      618,164     8.00%        1.0     6/30/00
 Real Estate Partnership
CIGNA                              Continental Towers                  75,000,000     7.22%        7.0     5/15/05
                                    (1701 Golf Road)
Capital Company of America         Commerce Point                      20,000,000     7.07%       10.0     3/11/08
                                    (3800 North Wilke Rd)
CIBC Oppenheimer                   Nardi Industrial                    16,511,000     7.17%       10.0      5/1/08
Midland Loan Services              Nardi Industrial                    15,556,000     7.17%       10.0      5/1/08
Midland Realty Funding             Nardi Industrial                    14,933,000     7.17%       10.0      5/1/08
Capital Company of America         Citibank Building                    8,775,000     7.18%       10.0     5/11/08
                                    (1699 E. Woodfield Rd)
Deutsche Banc Alex. Brown          IBM Plaza                           30,000,000    11.75%        2.0     2/23/02
                                    (330 North Wabash Ave)
Greenwich Capital                  7100 Madison                         3,908,000     8.44%       10.0      5/1/10
Capital Company of America         2100 Swift Drive                     5,200,000     7.19%       10.0     5/11/08
Capital Company of America         6400 Shafer Court                   14,350,000     7.09%       10.0     6/11/08
LaSalle Bank, N.A.                 Jorie Plaza                         22,800,000     8.33%       10.0     12/1/10
                                    (800 Jorie Boulevard)
Capital Company of America         Two Century Center                  20,500,000     7.37%       10.0    11/11/08
                                    (1700 East Golf Rd)
Capital Company of America         Oakbrook Business Center            12,000,000     7.37%       10.0    11/11/08
                                    (2000 York Road)
CIBC Oppenheimer                   Narco River Business Center          2,800,000     8.68%       10.0     12/1/09
                                    (1600 167th Street)
Deutsche Banc Mortgage Capital     Brush Hill Office Courte             8,200,000     8.76%       10.0      1/1/10
                                    (740 Pasquilleni Drive)
Capital Company of America         208 South LaSalle Street            45,800,000     7.79%       15.0     4/11/13
Deutsche Banc Alex. Brown          Enterprise Office II                 6,000,000     7.63%       10.0      3/1/11
                                    (2305 Enterprise Dr.)
LaSalle Bank, N.A.                 Pine Meadows Three Story            11,500,000     7.63%       10.0     4/11/11
Deutsche Banc Alex.Brown           Dearborn Center Mezzanine Loan      65,000,000    23.00%        3.0      1/5/04
HT-HG Office LLC                   Monroe/Wacker JV Interest           16,500,000    12.00%        1.0     1/18/02
Friedman, Billings, & Ramsey       1455 Sequoia Drive LLC              12,000,000    16.00%        0.3     9/30/01
Total Fixed Rate Debt
Hedged Variable Rate Debt:
Deutsche Banc Alex. Brown          33 West Monroe Street               65,000,000     8.81%        3.0     1/31/02
DGZ Deka Bank                      33 West Monroe Street               67,000,000     7.61%        5.0    11/15/05
Greenwich Capital                  180 North LaSalle Street            60,000,000     8.41%        3.0     1/15/04
Fleet National Bank                33 West Monroe Street               12,500,000    10.74%        3.0    11/15/03
Fleet National Bank                National City Center,               20,000,000    11.84%        3.0     6/30/03
                                    Jorie Plaza,
                                    and 208 South LaSalle Street
Westdeutsche ImmobilienBank        IBM Plaza                          160,000,000     8.00%        3.0    12/31/02
                                    (330 North Wabash Ave)
Total Hedged Variable Rate Debt
Variable Rate Debt:
LaSalle Bank, N.A.                 GE Distribution Center              15,000,000     8.61%        2.0     8/31/00
                                    (475 Superior Avenue)
LaSalle Bank, N.A.                 Dearborn Center Land                13,500,000     8.66%        2.0      1/3/01
                                    (Dearborn, Adams, State)
Corus Bank                         Monroe/Wacker Land                  24,000,000    10.00%        0.8      5/1/01
FleetBoston (credit facility)      Various                              7,526,768     8.91%        3.0    11/17/00
Lehman Brothers                    33 North Dearborn Street            18,000,000     8.31%        2.0     1/31/01
Corus Bank                         Pine Meadows Three-Story             9,383,000     8.60%        1.5      2/1/01
Corus Bank                         Pine Meadows Single-Story           10,500,000     8.12%        1.1      4/1/02
Corus Bank                         Pine Meadows Single-Story            8,700,000     9.02%        1.5      2/1/01
Deutsche Banc Alex. Brown          Enterprise Office II                 5,450,000     9.41%        1.0      3/1/01
                                    (2305 Enterprise Dr.)
Deutsche Banc Alex. Brown          IBM Plaza                           30,000,000    11.75%        2.0     2/23/02
                                    (330 North Wabash)
Corus Bank                         2000 USG Drive                       6,310,000     8.35%        1.5      2/1/01
Corus Bank                         320 Fullerton Avenue                 8,050,000     8.35%        1.5      5/1/01
                                    (Kimberly)
Corus Bank                         Monroe/Wacker Land                   4,000,000     9.25%        2.3     11/1/01
Capital Company of America         180 North LaSalle Street            20,000,000     8.38%        3.0    11/11/01
Bank United                        Jorie Plaza                         21,000,000     7.88%        3.0     8/31/02
                                    (800 Jorie Boulevard)
Corus Bank                         43-47 Hintz Road                     6,000,000     8.68%        3.0     9/30/02
GE Capital Corporation             122 South Michigan Avenue           14,000,000     8.88%        5.0     5/21/04
LaSalle Bank, N.A.                 6700 Touhy                           2,968,000     9.07%        1.0     3/28/01
LaSalle Bank, N.A.                 1455 Sequoia Drive                   6,000,000     8.03%        2.0     6/13/02
LaSalle Bank, N.A.                 555 Kirk Road                        2,500,000     8.04%        1.0     4/18/01
                                    and 1543 Abbott Drive
LaSalle Bank, N.A.                 Enterprise Office I                  7,645,152     8.12%        1.0     5/17/01
LaSalle Bank, N.A.                 Salt Creek and Sun Annex             7,410,000     8.16%        1.0     6/30/01
TN Industrial Development          Tennessee Portfolio                  9,000,000     3.43%        3.0     12/1/14
 Revenue Bonds
Chicago Industrial Development     Enterprise VII - Enterprise X       23,250,000     3.30%        4.0      6/1/22
 Revenue Bonds
IN Industrial Development          Enterprise I - Enterprise VI        24,900,000     3.34%        4.0      6/1/22
 Revenue Bonds
Total Variable Rate Debt
Total Debt



                                      2001
                                     Annual
                                      Debt                                    Extension
Lender                              Service      03/31/01       03/31/00       Option
-----                              ----------    --------       --------      ---------
Fixed Rate Debt:
Deutsche Banc Alex. Brown              N/A       $          -   $ 12,500,000
New York Life                      $ 6,625,000     58,165,874     59,777,416

Sugar Grove-Randall Rd.                N/A                  -        618,164
 Real Estate Partnership
CIGNA                                6,487,877     71,638,100     72,903,668

Capital Company of America           1,677,986     19,190,110     19,480,767

CIBC Oppenheimer                     5,160,473     16,073,834     16,239,347
Midland Loan Services                1,263,400     15,144,119     15,300,059
Midland Realty Funding               1,213,780     14,537,615     14,687,309
Capital Company of America             741,695      8,454,266      8,575,528

Deutsche Banc Alex. Brown            3,525,000     30,000,000              -  One one-year

Greenwich Capital                      369,266      3,887,110              -
Capital Company of America             437,592      5,012,961      5,083,516
Capital Company of America           1,205,607     13,823,657     14,027,297
LaSalle Bank, N.A.                   2,061,790     22,756,910              -

Capital Company of America           1,774,166     19,884,128     20,159,809

Capital Company of America           1,038,537     11,639,489     11,800,864

CIBC Oppenheimer                       274,644      2,762,740      2,792,732

Deutsche Banc Mortgage Capital         774,816      8,141,430      8,193,278

Capital Company of America           3,986,250     44,593,268     45,039,530
Deutsche Banc Alex. Brown              509,611      6,000,000              -

LaSalle Bank, N.A.                     976,755     11,500,000              -
Deutsche Banc Alex.Brown                   N/A     23,761,267              -
HT-HG Office LLC                     2,091,146     16,500,000              -
Friedman, Billings, & Ramsey         1,920,000     12,000,000              -
                                                 ---------------------------
Total Fixed Rate Debt                            $435,466,878   $327,179,284
                                                 ===========================
Hedged Variable Rate Debt:
Deutsche Banc Alex. Brown              N/A                  -     65,000,000  Two one-year
DGZ Deka Bank                        4,143,764     67,000,000              -  One two-year
Greenwich Capital                    5,543,125     60,000,000              -
Fleet National Bank                  1,145,833     12,500,000              -
Fleet National Bank                  2,129,167     20,000,000              -


Westdeutsche ImmobilienBank         12,685,778    156,400,000    160,000,000  Two one-year
                                                 ---------------------------
Total Hedged Variable Rate Debt                  $315,900,000   $225,000,000
                                                 ===========================
Variable Rate Debt:
LaSalle Bank, N.A.                     N/A                  -     11,500,000

LaSalle Bank, N.A.                     N/A                  -     13,500,000

Corus Bank                             N/A                  -     24,000,000
FleetBoston (credit facility)          N/A                         7,526,768
Lehman Brothers                        N/A                  -     18,000,000
Corus Bank                             N/A                  -      6,983,184
Corus Bank                             825,052     10,500,000              -
Corus Bank                             N/A                         5,959,180
Deutsche Banc Alex. Brown              345,000                     5,450,000       *

Deutsche Banc Alex. Brown                    -                    30,000,000

Corus Bank                             N/A                  -      5,491,929
Corus Bank                             N/A                  -      6,490,832

Corus Bank                             N/A                  -      4,000,000
Capital Company of America             N/A                  -     20,000,000
Bank United                            N/A                  -     20,845,238  One two-year

Corus Bank                             654,265      5,660,000      5,900,000
GE Capital Corporation                 N/A                  -     14,000,000
LaSalle Bank, N.A.                     N/A                  -      2,968,000       *
LaSalle Bank, N.A.                     471,458      5,114,966              -
LaSalle Bank, N.A.                     246,565      2,444,000              -       *

LaSalle Bank, N.A.                     200,100      7,578,550              -       *
LaSalle Bank, N.A.                     641,664      7,360,515              -       *
TN Industrial Development              378,696      9,000,000     26,300,000
 Revenue Bonds
Chicago Industrial Development       1,500,411     23,250,000     23,250,000
 Revenue Bonds
IN Industrial Development            1,629,445     24,900,000     24,900,000
                                                 ---------------------------
 Revenue Bonds
Total Variable Rate Debt                         $ 95,808,031   $277,065,131
                                                 ---------------------------
Total Debt                                       $847,174,909   $829,244,415
                                                 ===========================


* Converts to a fixed rate ten-year maturity at PGRT's option

Indebtedness Allocation as of March 31, 2001


                                  [PIE CHART]

Non-Hedged Variable Rate  4.6%
Hedged Variable Rate     37.3%
Fixed Rate               51.4%
Low Floater IDRBs         6.7%


                                  [BAR CHART]

Low Floater IDRBs           $57,150,000
Non-Hedged Variable Rate    $38,658,030
Hedged Variable Rate       $315,900,000
Fixed Rate                 $435,466,879

Interest Rate Hedge Agreements
March 31, 2001

                         Type of                    Notional      Floating      Financial     Trade     Effective    Value
Counterparty              Hedge       Strike         Amount         Index      Institution     Date       Date        Date
----------------------------------------------------------------------------------------------------------------------------
33 W. Monroe, LLC         Collar       7.5%       $ 65,000,000   1 Mo. LIBOR      CIBC       01/28/99   01/31/99    03/30/01

33 W. Monroe, LLC        Corridor      6.5%       $ 67,000,000   1 Mo. LIBOR      Fleet      11/14/00   11/15/00    03/30/01

33 W. Monroe, LLC          Cap      8.35 - 9.0%   $ 12,500,000   1 Mo. LIBOR      Fleet      11/14/00   11/15/00    03/30/01

330 N. Wabash Avenue       Swap        6.3%       $156,400,000   1 Mo. LIBOR     Morgan      12/09/99   12/10/99    03/30/01

330 N. Wabash Avenue       Swap        6.3%       $  2,000,000   1 Mo. LIBOR     Morgan      12/09/99   12/10/99    03/30/01

180 N. LaSalle, LLC        Cap         7.25%      $ 60,000,000   1 Mo. LIBOR      SBCM       03/09/01   03/01/01    03/30/01

                         Maturity   Total    Years      Years
Counterparty               Date     Years   Elapsed   Remaining
---------------------------------------------------------------
33 W. Monroe, LLC        01/31/02    3.0      2.2        0.8

33 W. Monroe, LLC        01/31/02    1.2      0.4        0.8

33 W. Monroe, LLC        11/15/03    3.0      0.4        2.6

330 N. Wabash Avenue     12/10/02    3.0      1.3        1.7

330 N. Wabash Avenue     12/10/02    3.0      1.3        1.7

180 N. LaSalle, LLC      01/15/04    2.9      0.1        2.8

Indebtedness Maturities Split between Scheduled Amortization and Scheduled Maturities
March 31, 2001

                                                                              Cumulative
                Scheduled                         Total         Percentage    Percentage
               Amortization     Scheduled       Scheduled        of Debt       of Debt
 Year            Payments       Maturities      Maturities       Maturing      Maturing
----------------------------------------------------------------------------------------
 2001          $ 18,829,784     $123,679,165    $142,508,949       16.8%      16.8%
 2002            31,376,022      192,884,966     224,260,988       26.5%      43.3%
 2003             4,379,208       32,500,000      36,879,208        4.4%      47.6%
 2004            28,432,410       60,000,000      88,432,410       10.4%      58.1%
 2005             4,021,667      132,264,755     136,286,422       16.1%      74.2%
 2006+           32,436,603      186,370,332     218,806,935       25.8%       100%
----------------------------------------------------------------------------------------
TOTAL          $119,475,694     $727,699,218    $847,174,912        100%
               ============     ============    ============        ====

                      Percentage of Indebtedness Maturing

                           [BAR CHART APPEARS HERE]

                                2001      16.8%
                                2002      26.5%
                                2003       4.4%
                                2004      10.4%
                                2005      16.1%
                                2006+     25.8%


                Cumulative Percentage of Indebtedness Maturing

                           [BAR CHART APPEARS HERE]

                                2001      16.8%
                                2002      43.3%
                                2003      47.6%
                                2004      58.1%
                                2005      74.2%
                                2006+      100%

Total Office and Industrial Properties and Square Feet Owned/Under Contract and Total Joint Venture Interests/(1)/

-----------------------
TOTAL PROPERTIES OWNED:
-----------------------
Office Properties                                                              Amount
Total CBD Office Owned                                                            6
Total Suburban Office Owned                                                      20
                                                                               ------

Total Office Owned                                                               26
                                                                               ------

Industrial Properties

Total Warehouse/Distribution Industrial Owned                                    18
Total Crane Industrial Owned                                                     11
                                                                               ------

Total Industrial Owned                                                           29
                                                                               ------

Total Office and Industrial Owned                                                55
                                                                               ======
------------------------
TOTAL SQUARE FEET OWNED:                            Chicago Metro     Other    Total SF
------------------------                            -------------   --------   ----------
Office Properties
Total CBD Office Owned                                  4,769,169     766,965   5,536,134

Total Suburban Office Owned/(2)/                        3,143,813     479,759   3,623,572
                                                    -------------              ----------

Total Office Owned                                      7,912,982   1,246,724   9,159,706
                                                    -------------------------------------
Industrial Properties
Total Warehouse/Distribution Industrial Owned/(3)/      1,596,503           -   1,596,503

Total Crane Industrial Owned                            2,160,372           -   2,160,372
                                                    -------------------------------------

Total Industrial Owned                                  3,756,875           -   3,756,875
                                                    -------------------------------------

Total Office and Industrial Owned                      11,669,857   1,246,724  12,916,581
                                                      ===================================
------------------------
JOINT VENTURE INTERESTS:
------------------------

Total Joint Venture Development Interests                                       2,896,986

                                                       Land          Pro Forma
                                                    Square Feet     Square Feet
                                                    ---------------------------
Pine Meadows                                         5.28 acres          90,844
Dearborn Center                                      1.53 acres       1,515,298
Monroe/Wacker                                        1.48 acres       1,200,000

       [PIE CHARTS]

       Total Office
Chicago Metro           86%
Other                   14%

     Total Industrial
Chicago Metro          100%
Other                    0%

Total Office and Industrial
Chicago Metro           90%
Other                   10%

/(1)/ As of 5/15/01
/(2)/ Excludes Wauwatosa which was subsequently sold
/(3)/ Excludes Hintz Road which was subsequently sold

Property Summary/(1)/
March 31, 2001

                                                                                  Gross Leasable Area     Annualized Base Rent
                                                                                  --------------------  ------------------------
                                                                                    Square    % Leased               Annual Base
                                                      Rentable     Year Built/     Footage     as of    Annualized    Rent per
                                       City          Square Feet    Renovated       Lease     3/31/01    Base Rent   Square Foot
                                -------------------  -----------  --------------  ----------  --------  -----------  -----------
CBD Office Properties
---------------------
180 North LaSalle Street        Chicago, IL             757,132   1999               693,727     91.6%  $12,865,229    $16.99
208 South LaSalle Street        Chicago, IL             866,107   11914/1956/        830,091     95.8%  $12,002,353    $13.86
                                                                  1982/1991
33 West Monroe Street           Chicago, IL             848,418   1980               848,418    100.0%  $13,699,199    $16.15
77 West Wacker Drive            Chicago, IL             944,556   1992               944,556    100.0%  $25,494,040    $26.99
IBM Plaza                       Chicago, IL           1,351,761   1971             1,298,457     96.1%  $20,329,585    $15.04
National City Center            Cleveland, OH           766,965   1980               754,447     98.4%  $10,862,948    $14.16
                                                     -----------                  ----------  --------
     Subtotal                                         5,534,939                    5,369,696     97.0%

Suburban Office Properties
--------------------------
2000 York Road                  Oak Brook, IL           199,711   1960/1986          188,204     94.2%   $2,291,631    $11.47
2100 Swift                      Oak Brook, IL            58,000   1985/1991           58,000    100.0%     $832,300    $14.35
6400 Shafer Court               Rosemont, IL            166,122   1980/1990          163,526     98.4%   $2,255,099    $13.57
7100 Madison Avenue             Willowbrook, IL          50,157   1998                50,157    100.0%     $529,008    $10.55
Atrium Building                 Naperville, IL           65,347   1979                53,004     81.1%     $793,770    $12.15
Brush Hill Office Court         Westmont, IL            109,858   1986               109,858    100.0%   $1,470,522    $13.39
Centre Square I                 Knoxville, TN            93,711   1988                73,264     78.2%   $1,216,345    $12.98
Citibank Building               Schaumburg, IL          105,602   1979               103,827     98.3%   $1,982,127    $18.77
Commerce Point Combined         Arlington Hts, IL       237,066   1987/1989          225,753     95.2%   $3,332,082    $14.06
Continental Towers              Rolling Meadows, IL     925,822   1977/1979/1981     887,073     95.8%  $12,108,896    $13.08
Enterprise Center               Westchester, IL         129,574   1987               109,832     84.8%   $1,394,938    $10.77
Enterprise Center II            Westchester, IL          62,580   1998/1999           62,580    100.0%     $862,694    $13.79
Jorie Plaza                     Oak Brook, IL           191,666   1961/1992          191,666    100.0%   $3,262,979    $17.02
Narco River Business Center     Calumet City, IL         65,404   1981                56,698     86.7%   $1,394,938    $21.33
Narco Tower Road                Schaumburg, IL           50,400   1992                50,400    100.0%     $748,478    $14.85
Olympian Office Center          Lisle, IL               173,132   1989               166,122     96.0%   $2,561,465    $14.79
Thistle Landing                 Phoenix, AZ             386,048   2000               259,006     67.1%   $3,391,524    $8.79
Pine Meadows Corporate Center   Libertyville, IL        203,611   1999               197,076     97.0%   $2,697,233    $13.25
Salt Creek/Sun Annex            Schaumburg, IL          126,037   1979/1986          113,882     90.4%   $1,260,244    $10.00
Two Century Centre              Schaumburg, IL          219,842   1989               219,842    100.0%   $2,942,561    $13.38
                                                     -----------                  ----------  --------
     Subtotal                                         3,619,690                    3,339,770     92.3%

Total Office Owned:                                  14,689,568                   14,079,162     95.8%
                                                     -----------                  ----------  --------

/(1)/ Excludes properties sold or under contract as of May 10, 2001

Property Summary Continued(1)
March 31, 2001


                                                                                     Gross Leasable Area      Annualized Base Rent
                                                                                    ---------------------  -----------------------
                                                                                      Square     % Leased              Annual Base
                                                           Rentable   Year Built/    Footage      as of    Annualized   Rent per
                                            City         Square Feet   Renovated      Leased     3/31/01    Base Rent  Square Foot
                                      -----------------  -----------  ------------  ----------   --------  ----------  -----------
Warehouse/Distribution Prop.
----------------------------
1401 South Jefferson Street           Chicago, IL            17,265   1965/1985         17,265     100.0%     $99,825     $5.78
1543 Abbott Drive                     Wheeling, IL           43,930   1983              43,930     100.0%    $128,030     $2.91
350 Randy Road                        Carol Stream, IL       25,200   1974              15,750      62.5%     $90,240     $3.58
550 Kehoe Boulevard                   Carol Stream, IL       44,575   1997              44,575     100.0%    $312,649     $7.01
555 Kirk Road                         St. Charles, IL        62,400   1990              62,400     100.0%    $268,320     $4.30
Arlington Heights Combined            Arlington Hts, IL     304,506   1978             304,506     100.0%  $1,138,716     $3.74
1051 Kirk Road                        Batavia, IL           120,004   1990                   0       0.0%          $0     $0.00
200 Fullerton                         Carol Stream, IL       66,254   1968/1995         66,254     100.0%    $289,590     $4.37
4211 Madison                          Hillside, IL           90,344   1977/1992         90,344     100.0%    $390,498     $4.32
4300 Madison                          Hillside, IL          127,129   1980             115,257      90.7%    $526,147     $4.14
Narco Elmhurst - 343 Carol Lane       Elmhurst, IL           30,084   1989              30,084     100.0%    $197,351     $6.56
Narco Elmhurst - 370 Carol Lane       Elmhurst, IL           60,290   1977/1994         60,290     100.0%    $288,552     $4.79
Narco Elmhurst - 388 Carol Lane/(2)/  Elmhurst, IL           40,502   1979               4,736      11.7%     $30,147     $0.74
Narco Elmhurst-342-46 Carol Lane      Elmhurst, IL           67,935   1989              67,935     100.0%    $349,585     $5.15
Narco Hillside-4160-70 Madison        Hillside, IL           79,532   1974/1994         79,532     100.0%    $385,937     $4.85
Tri-State Industrial-11039 Gage       Franklin Park, IL      21,935   1965/1993         21,935     100.0%    $118,230     $5.39
Tri-State Industrial-11045 Gage       Franklin Park, IL     136,600   1970/1992        136,600     100.0%    $601,040     $4.40
                                                         ----------                 ----------     -----
  Subtotal                                                1,338,485                  1,161,393      86.8%

Crane Properties
----------------
Enterprise Center VII- A,P            Chicago, IL           462,670   1916/1991-96     462,670     100.0%  $1,081,997     $2.34
Enterprise Center VIII                Chicago, IL           242,199   1916/1991-96     242,199     100.0%    $701,795     $2.90
Enterprise Center X-T,C               Chicago, IL           172,775   1916/1991-96     169,659      98.2%    $435,249     $2.52
Enterprise Center IX- Q,R,S           Chicago, IL           162,682   1916/1991-96     162,682     100.0%    $486,084     $2.99
Enterprise Center II                  East Chicago, IN      169,435   1917/1991-97      28,978      17.1%     $89,020     $0.53
Enterprise Center III                 East Chicago, IN      291,550   1917/1991-97     291,550     100.0%  $1,347,877     $4.62
Enterprise Center IV                  East Chicago, IN       87,484   1917/1991-97      85,800      98.1%    $263,494     $3.01
East Chicago Enterprise Center        East Chicago, IN       54,070   1917/1991-97      54,070     100.0%    $291,558     $5.39
Enterprise Center V                   Hammond, IN           196,475   1920-1952        196,475     100.0%    $464,986     $2.37
Enterprise Center VI                  Hammond, IN           250,266   1920-1952        248,255      99.2%    $780,242     $3.12
Hammond Enterprise Center             Hammond, IN            76,821   1920-1952         71,203      90.9%    $192,035     $2.50
Prime Aurora                          Aurora, IL            257,660   2000             161,000      62.5%    $523,251     $2.03
                                                         ----------                 ----------     -----
  Subtotal                                                2,424,087                  2,174,541      89.7%


Total Industrial Owned                                    3,762,572                  3,335,934      88.7%
Total Office Owned                                       14,689,568                 14,079,162      95.8%
                                                         ----------                 ----------

Total RSF                                                18,452,140                 17,415,096      94.4%
                                                         ==========                 ==========     =====


/(1)/ Excludes properties sold or under contract as of May 10, 2001
/(2)/ Subsequent to the quarter ending, we have signed a lease for 35,766 square feet that brings the property to 100% leased

Largest Office Tenants by Annualized Base Rent
March 31, 2001


                                                                                                               2001
                                                                    Total Square         % of Total         Annualized
           Tenant                         Building                Footage Occupied    Office Portfolio      Base Rent*
           ------                         --------                ----------------    ----------------      ----------
Arthur Andersen, LLP            33 W. Monroe St./IBM                  665,652               6.58%           $ 9,670,842

R.R. Donnelley & Sons Co.       77 W. Wacker Dr.                      241,569               5.36%             7,872,734

National City Bank              National City Center                  520,425               4.98%             7,321,063

First Union Securities, Inc.    77 W. Wacker Dr.                      241,225               4.39%             6,452,769

Jenner & Block                  IBM Plaza                             338,032               4.02%             5,900,502

Motorola, Inc.                  Continental Towers/Pine               337,831               3.34%             4,900,176
                                  Meadows/Two Century Center

Jones Day Reavis & Pogue        77 W. Wacker Dr.                      118,112               2.73%             4,016,957

IBM Corporation                 IBM Plaza/Continental Towers          332,999               2.28%             3,347,416

Ernst & Young, LLP              National City Center / IBM            184,156               2.26%             3,314,808
                                  Plaza

Accenture (formerly             180 N. LaSalle St.                    171,887               1.87%             2,750,193
                                                                  -----------------------------------------------------
  Andersen Consulting)                                              3,151,888              37.81%           $55,547,459
                                                                  =====================================================

* Rent amounts as of April 1, 2001

                          [Bar Chart Appears Here]

                Arthur Andersen, LLP               $9,670,842

                R.R. Donnelley & Sons Co.          $7,872,734

                National City Bank                 $7,321,063

                First Union Securities, Inc.       $6,452,769

                Jenner & Block                     $5,900,502

                Motorola, Inc.                     $4,900,176

                Jones Day Reavis & Pogue           $4,016,957

                IBM Corporation                    $3,347,416

                Ernst & Young, LLP                 $3,314,808

                Accenture                          $2,750,193

Largest Office Tenants by Square Footage**
March 31, 2001

                                                                                       2001
                                                        Total Square    % of Total  Annualized    Annualized
           Tenant                   Building          Footage Occupied  Portfolio   Base Rent*   Base Rent PSF
           ------            ----------------------   ----------------  ----------  ----------   -------------
Arthur Andersen, LLP         33 West Monroe St./IBM        665,652        5.13%     $ 9,670,842     $14.53

National City Bank           National City Center          520,425        4.01%       7,321,063     $14.07

Jenner & Block               IBM Plaza                     338,032        2.61%       5,900,502     $17.46


Motorola, Inc.               Continental Towers/Pine       337,851        2.61%       4,900,176     $14.50
                             Meadows/Two Century

IBM Corporation              IBM/Continental Towers        332,999        2.57%       3,347,416     $10.05

ABN AMRO Capital Markets     208 S. LaSalle St.            254,948        1.97%       2,508,630     $ 9.84

R.R. Donnelley & Sons Co.    77 West Wacker Dr.            241,569        1.86%       7,872,734     $32.59

First Union Securities, Inc. 77 West Wacker Dr.            241,225        1.86%       6,452,769     $26.75

Ernst & Young, LLP           National City Center /        184,156        1.42%       3,314,808     $18.00
                             IBM Plaza

Accenture (formerly          180 North LaSalle St.         171,887        1.33%       2,750,193     $16.00
                                                         ---------       -----      -----------     ------
  Andersen Consulting)                                   3,288,744       25.36%     $54,039,132     $16.43
                                                         =========       ======     ===========     ======

* Rent amounts are as of April 1, 2001
**Tenants who occupy the largest percentage of square footage in the portfolio


                             [BAR CHART GOES HERE]

                Arthur Andersen, LLP             665,652
                National City Bank               520,425
                Jenner & Block                   338,032
                Motorola, Inc.                   337,851
                IBM Corporation                  332,999
                ABN AMRO Capital Markets         254,948
                R.R. Donnelley & Sons Co.        241,569
                First Union Securities, Inc.     241,225
                Ernst & Young, LLP               184,156
                Accenture                        171,887

Largest Industrial Tenants by Annualized Base Rent
March 31, 2001

                                                                                                      2001
                                                               Total Square       % of  Total      Annualized      Annualized
        Tenant                           Building            Footage Occupied      Portfolio       Base Rent*     Base Rent PSF
        ------                           --------            ----------------     ----------       ----------     -------------
Dynamic Manufacturing            4160-4190 Madison                 184,191             0.55%       $  814,917             $4.42
  Company                        4300 Madison
                                 4211 Madison
Great Lakes Metals, LLC          Enterprise Center III             154,275             0.54%          798,777             $5.18

Co-Steel Lasco, Inc.             Enterprise Center VII             385,345             0.53%          779,656             $2.02

StrandTek, Inc.                  Enterprise Center IX              229,371             0.50%          728,934             $3.18
                                 Enterprise Center VIII
                                 Enterprise Center X

A.M. Castle & Co.                Enterprise Center V               252,595             0.41%          603,702             $2.39
                                 Hammond Enterprise Center

Echlin, Inc.                     11045 Gage                        136,600             0.39%          571,350             $4.18

AG Industries, Inc.              Enterprise Center III             137,275             0.37%          549,100             $4.00

Amurol Confections Company       1455 Sequoia Drive                161,000             0.36%          523,251             $3.25

Semblex Corporation              370 Carol Lane                    108,151             0.36%          522,712             $4.83
                                 342-346 Carol Lane

Williams Steel & Supply          Enterprise Center VIII            160,340             0.28%          407,921             $2.54
                                                             ------------------------------------------------------------------
                                                                 1,909,143             4.29%       $6,300,319             $3.30
                                                             ==================================================================

*  Rent amounts as of April 1, 2001


                           [Bar Chart Appears Here]

           Dynamic Manufacturing Company                   $814,917

           Great Lakes Metals, LLC                         $798,777

           Co-Steel Lasco, Inc.                            $779,656

           StrandTek, Inc.                                 $728,934

           A.M. Castle & Co.                               $603,702

           Echlin, Inc.                                    $571,350

           AG Industries, Inc.                             $549,100

           Amurol Confections Company                      $523,251

           Semblex Corporation                             $522,712

           Williams Steel & Supply                         $407,921

Largest Industrial Tenants by Square Footage**
March 31, 2001


                                                       Total Square     % of        2001
                                                         Footage        Total    Annualized    Annualized
          Tenant                    Building             Occupied     Portfolio  Base Rent*   Base Rent PSF
          ------            -------------------------  ------------   ---------  ----------   -------------
Co-Steel Lasco, Inc.        Enterprise Center VII         385,345       2.97%    $  779,656       $2.02

A.M. Castle & Co.           Enterprise Center V           252,595       1.95%       603,702       $2.39
                            Hammond Enterprise Center

StrandTek, Inc.             Enterprise Center VIII        229,371       1.74%       728,934       $3.18
                            Enterprise Center IX
                            Enterprise Center X

Dynamic Manufacturing       4160-4190 Madison             184,191       1.41%       814,917       $4.42
Company                     4300 Madison
                            4211 Madison

Amurol Confections Company  1455 Sequoia Drive            161,000       1.24%       523,251       $3.25

Williams Steel & Supply     Enterprise Center VIII        160,340       1.24%       407,921       $2.54

Great Lakes, LLC            Hammond Enterprise Center     154,275       1.19%       798,777       $5.18

AG Industries, Inc.         Enterprise Center III         137,275       1.06%       549,100       $4.00

Echlin, Inc.                11045 Gage Avenue             136,600       1.05%       571,350       $4.18

Semblex Corporation         370 Carol Lane                108,151       0.83%       522,712       $4.83
                            342-346 Carol Lane
                                                        ---------      ------    ----------       -----
                                                        1,909,143      14.72%    $6,300,320       $3.30
                                                        =========      ======    ==========       =====

* Rent amounts are as of April 1, 2001
**Tenants who occupy the largest percentage of square footage in the portfolio

                             [BAR CHART GOES HERE]

                                                  Square Feet
                Co-Steel Lasco, Inc.                385,345
                A.M. Castle & Co.                   252,595
                StrandTek, Inc.                     229,371
                Dynamic Manufacturing Co.           184,191
                Amurol Confections Company          161,000
                Williams Steel & Supply             160,340
                Great Lakes, LLC                    154,275
                AG Industries, Inc.                 137,275
                Echlin, Inc.                        136,600
                Semblex Corporation                 108,151

                      [LOGO OF PRIME GROUP REALTY TRUST]

                             INVESTOR INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
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Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:                 312.917.1300
Facsimile:             312.917.1310

E-mail:                mwilliams@pgrt.com

Website:               www.pgrt.com

Research Coverage:

Friedman, Billings, Ramsey & Co.      Merrill Ross              703.312.9769

Legg Mason Wood Walker, Inc.          David M. Fick             410.454.5018
                                      Ken Weinberg              410.454.5175

Sidoti & Company, LLC                 Barbara R. Huber          212.453.7020


Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com

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